UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2022

OWENS & MINOR, INC.

(Exact name of Registrant as specified in charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip code)

Post Office Box 27626, Richmond, Virginia	23261-7626
(Mailing address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On October 12, 2022, Owens & Minor, Inc. (the “Company”) issued a press release announcing certain preliminary financial results (the “Preliminary Results”) for the quarter ended September 30, 2022, its 2022 full-year financial outlook and the executive team leadership changes described below in Item 5.02.

A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and General Instruction B.2 thereunder. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On October 12, 2022, the Company announced the following changes to its executive leadership team structure:

Appointment of Andrew G. Long as Executive Vice President, Chief Executive Officer of Products & Healthcare Services Segment

Andrew G. Long, the Company’s Executive Vice President & Chief Financial Officer has been appointed as Executive Vice President, Chief Executive Officer of the Company’s Products & Healthcare Services segment, effective October 12, 2022. Following the appointment, Mr. Long relinquished his duties and responsibilities as Chief Financial Officer. Mr. Long, age 57, has served as Executive Vice President & Chief Financial Officer since joining the Company in November 2019. Prior to that, Mr. Long served as the Chief Executive Officer of Insys Therapeutics, Inc. (“Insys”) from April 2019 to November 8, 2019 and as the Chief Financial Officer of Insys from August 2017 until April 2019. Prior to joining Insys, Mr. Long served as senior vice president of Global Finance at Patheon, a pharmaceutical company, from 2015 to 2017. Prior to Patheon, Mr. Long served as Vice President of Finance for multiple divisions at Thermo Fisher Scientific from 2006 until 2015. Mr. Long served as a Member of the Board of Directors of Insys, which filed for Chapter 11 bankruptcy protection in June 2019, from April 2019 until his resignation on November 8, 2019.

As consideration for his role as Executive Vice President, Chief Executive Officer of the Company’s Products & Healthcare Services segment and in addition to his current compensation, Mr. Long will receive a one-time equity award in the form of time-based vesting restricted stock units with a grant date fair value of $1,000,000 at the time the Company grants its 2023 annual equity awards to its executive officers.

Appointment of Alexander J. Bruni as Executive Vice President & Chief Financial Officer

Alexander J. Bruni, age 46, has been appointed Executive Vice President & Chief Financial Officer of the Company replacing Mr. Long effective October 12, 2022. Mr. Bruni joined the Company in April 2020 where he has served as the senior finance partner of multiple business segments for the Company. Most recently Mr. Bruni has served as the Senior Vice President, Finance – Patient Direct segment from August 2022 to the present. Prior to that, Mr. Bruni served as Senior Vice President, Finance – Products & Healthcare Services segment from January 2022 to August 2022, and Senior Vice President, Finance - Global FP&A, Medical Distribution, Services, and Outsourced Logistics from April 2020 to January 2022. Prior to joining the Company from 2019 to 2020, Mr. Bruni served as Chief Financial Officer & Chief Operating Officer for Centerline Communications, a services company providing infrastructure solutions to the wireless telecommunications industry. From 2018 to 2019, Mr. Bruni was Chief Financial Officer and Chief Operating Officer for Torque Therapeutics, an immune-oncology company, where he led finance, manufacturing and corporate operations. Prior to joining Torque Therapeutics, Mr. Bruni served from 2012 until 2018 in multiple Vice President positions including Finance, Corporate FP&A, Continuous Improvement and Corporate Development at Patheon, a pharmaceutical company. Mr. Bruni received his M.B.A. from Olin Graduate School of Business at Babson College and earned his undergraduate degree in philosophy from the University of Notre Dame.

In consideration of his service as Executive Vice President & Chief Financial Officer, Mr. Bruni will be paid an annualized base salary of $525,000 and will be eligible for a target annual cash bonus under the Company’s 2022 Annual Incentive Program equal to 80% of his base salary. Beginning in 2023, Mr. Bruni will also be eligible for an annual equity award with a target grant date fair value of $1,000,000. Mr. Bruni will be covered by the Company’s Officer Severance Policy dated May 7, 2018 (filed as Exhibit 10.4 to the Current Report on Form 8-K, dated May 9, 2018) and will enter into an Executive Change in Control Severance Agreement in substantially the form filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

Except for the arrangements described in this Current Report on Form 8-K, Mr. Bruni is not a party to any transaction, and there is no currently proposed transaction with Mr. Bruni, that is required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Bruni and any of the Company’s directors or executive officers. Mr. Bruni is not a party to any arrangement or understanding regarding his selection as an officer.

Departure of Jeffrey T. Jochims as Chief Operating Officer & President of Products & Healthcare Services Segment

Jeffrey T. Jochims, the Company’s Chief Operating Officer & President of Products & Healthcare Services Segment has, at the request of the Company, resigned from his position as an officer of the Company, effective October 12, 2022. Mr. Jochims will continue to serve the Company until January 1, 2023 to support a transition of his leadership duties.

The Company and Mr. Jochims entered into a separation and release agreement dated October 12, 2022 (the “Separation Agreement”), pursuant to which, the Company will pay Mr. Jochims the payments and benefits provided under the Company’s Officer Severance Policy upon a “Severance Event”, which include (i) a lump-sum payment equal to 1.5 times the sum of his current base salary of $650,000 plus his average target annual bonus for 2020, 2021 and 2022, (ii) a lump-sum payment of $25,000 to cover 18 months of the employer portion of COBRA health benefit premiums, and (iii) a lump-sum payment of $15,250 for outplacement services and tax and financial advisory services. Under the Separation Agreement, Mr. Jochims has provided customary broad form releases, as well as confidentiality, non-disparagement, noncompetition and non-solicitation restrictive covenants to the Company in connection with his separation. Additionally, in connection with his separation, a pro-rata portion of the outstanding but unvested restricted stock, restricted stock units and earned performance stock units held by Mr. Jochims will vest as of January 1, 2023 pursuant to the terms of the applicable Restricted Stock Agreement, Restricted Stock Unit Agreement, Performance Share Award Agreement and/or Performance Stock Unit Award Agreement.

The foregoing description of the Separation Agreement is only a summary and is qualified in its entirety by the full text of the Separation Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022.

Item 9.01.	Financial Statement and Exhibits.

(d)    Exhibits.

99.1	Press Release issued by the Company on October 12, 2022 (furnished pursuant to Item 2.02)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022

OWENS & MINOR, INC.

By:	/s/ Nicholas J. Pace
Name:	Nicholas J. Pace
Title:	Executive Vice President, General Counsel and Corporate Secretary